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                                                                     Rule 497(d)

                                                              File No. 333-95751

   Supplement dated April 14, 2000 to the Prospectus dated February 17, 2000

                                  Nuveen Unit
                               Trusts, Series 81
               Nuveen Nasdaq 100 Index Portfolio, February 2000

The maximum sales charge for the Portfolio is a fixed dollar amount of $0.45 per Unit. The maximum sales charge is reduced in accordance with the schedule provided in the Prospectus. Previously, the maximum sales charge could not exceed 5.5% of the Public Offering Price. Effective April 14, 2000, notwithstanding anything to contrary in the Prospectus, the maximum sales charge may not exceed 7.25% of the Public Offering Price.